SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 13, 2000


                        MICROCHIP TECHNOLOGY INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                          0-21184                   86-0629024
---------------                    -----------            ----------------------
(State or other                    (Commission                (IRS Employer
 jurisdiction of                   File Number)           Identification Number)
 incorporation)


2355 W. CHANDLER BLVD., CHANDLER, ARIZONA                        85224-6199
-----------------------------------------                        ----------
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (480) 786-7200


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     RESULTS FOR QUARTER ENDED DECEMBER 31, 1999

     On January 13, 2000, Microchip Technology Incorporated announced results for its third fiscal quarter ended December 31, 1999. Summary balance sheet information and summary revenue and income results are as follows:

         (The remainder of this Page has been intentionally left blank)

               MICROCHIP TECHNOLOGY INCORPORATED AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                       (in thousands except share amounts)


                                     ASSETS


                                                                             December 31,  March 31,
                                                                                1999         1999
                                                                              ---------    ---------
                                                                             (Unaudited)
Cash and cash equivalents                                                     $  68,492    $  30,826
Accounts receivable, net                                                         70,342       62,545
Inventories                                                                      58,158       67,975
Prepaid expenses                                                                  3,441        2,982
Deferred tax asset                                                               35,709       37,129
Other current assets                                                              1,773        1,958
                                                                              ---------    ---------
   Total current assets                                                         237,915      203,415

Property, plant and equipment, net                                              385,843      293,663
Other assets                                                                      8,373        8,152
                                                                              ---------    ---------
   Total assets                                                               $ 632,131    $ 505,230
                                                                              =========    =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Short-term lines of credit                                                    $  15,000    $   1,509
Accounts payable                                                                 52,550       28,489
Current maturities of long-term debt                                                 --        1,403
Current maturities of capital lease obligations                                      --          413
Accrued liabilities                                                              50,479       49,699
Deferred income on shipments to distributors                                     43,383       28,607
                                                                              ---------    ---------
   Total current liabilities                                                    161,412      110,120

Long-term lines of credit                                                            --       25,000
Long-term pension accrual                                                           891           --
Deferred tax liability                                                           11,681       11,313

Stockholders' equity:

Preferred stock, $.001 par value; authorized 5,000,000 shares;
  no shares issued or outstanding                                                    --           --
Common stock, $.001 par value; authorized 100,000,000 shares;
  issued 53,881,342 and outstanding 51,013,247 shares at December 31, 1999;          54           54
  issued 53,881,342 and outstanding 51,232,157 shares at March 31, 1999
Additional paid-in capital                                                      217,406      161,242
Retained  earnings                                                              335,754      264,281
Less shares of common stock held in treasury at cost; 2,868,095 shares
   at December 31, 1999 and 2,649,185 at March 31, 1999                         (95,067)     (66,780)
                                                                              ---------    ---------
   Net stockholders' equity                                                     458,147      358,797

   Total liabilities and stockholders' equity                                 $ 632,131    $ 505,230
                                                                              =========    =========

      See accompanying notes to condensed consolidated financial statements

               MICROCHIP TECHNOLOGY INCORPORATED AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                     (in thousands except per share amounts)

                                          Three Months Ended         Nine Months Ended
                                              December 31,              December 31,
                                         ----------------------    ----------------------
                                           1999         1998         1999         1998
                                         ---------    ---------    ---------    ---------
                                              (Unaudited)                (Unaudited)
Net sales                                $ 129,187    $ 100,167    $ 354,918    $ 303,436
Cost of sales                               61,754       49,525      171,953      152,063
                                         ---------    ---------    ---------    ---------
   Gross profit                             67,433       50,642      182,965      151,373

Operating expenses:
   Research and development                 12,130       10,140       33,089       31,098
   Selling, general and administrative      19,534       15,382       55,476       47,503
   Special charge                           (2,400)          --       (2,400)       5,500
                                         ---------    ---------    ---------    ---------
                                            29,264       25,522       86,165       84,101

Operating income                            38,169       25,120       96,800       67,272

Other income (expense):
   Interest income                             615          143        1,275          563
   Interest expense                           (209)        (845)        (677)      (2,407)
   Other, net                                   40           38          512          586
                                         ---------    ---------    ---------    ---------
Income  before income  taxes                38,615       24,456       97,910       66,014

Income taxes                                10,426        6,602       26,434       17,823
                                         ---------    ---------    ---------    ---------
Net income                               $  28,189    $  17,854    $  71,476    $  48,191
                                         =========    =========    =========    =========

Basic net income per share               $    0.55    $    0.35    $    1.40    $    0.94
                                         =========    =========    =========    =========

Diluted net income per share             $    0.52    $    0.34    $    1.32    $    0.90
                                         =========    =========    =========    =========
Weighted average common
  shares outstanding                        50,950       50,647       50,903       51,422
                                         =========    =========    =========    =========
Weighted average common and common
  equivalent shares outstanding             54,344       53,192       54,049       53,819
                                         =========    =========    =========    =========

      See accompanying notes to condensed consolidated financial statements

     More detailed information on the quarter's results will be included in the Company's quarterly report on Form 10-Q for the quarter ended December 31, 1999 which will be filed on or before February 14, 2000.

     These financial results are based on the quarter ended December 31, 1999 and are not necessarily indicative of future financial results. Investors are encouraged to review Microchip's other filings with the Securities and Exchange Commission for a discussion of factors that could affect Microchip's future performance.

     STOCK SPLIT

     On January 3, 2000, Microchip announced a 3-for-2 stock split in the form of a stock dividend. The stock split will be effective for stockholders of record at the close of market on January 18, 2000. Additional stock certificates will be mailed to stockholders on February 7, 2000. Fractional shares will be paid in cash. The adjusted number of shares outstanding and per-share stock price will be reported by NASDAQ effective February 8, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 14, 2000                 MICROCHIP TECHNOLOGY INCORPORATED


                                        /s/ C. Philip Chapman
                                        ----------------------------------------
                                        C. Philip Chapman
                                        Vice President, Chief Financial Officer
                                        And Secretary (Duly Authorized Officer,
                                        and Principal Financial and Accounting
                                        Officer)